UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF DELAWARE


                                                                         Case No.             01-10539
EXDS, Inc. (f/k/a Exodus Communications, Inc.) et al.                    Reporting Period:    March-2002


                                                   MONTHLY OPERATING REPORT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document        Explanation
REQUIRED DOCUMENTS                                                       Form No.                Attached        Attached
-----------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1                   Refer to company forms
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)           Refer to company forms
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                  MOR-2                   Refer to company forms
Balance Sheet                                                            MOR-3                   Refer to company forms
Status of Postpetition Taxes                                             MOR-4                   Refer to company forms
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4                   Refer to company forms
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                             MOR-5                   Refer to company forms
Debtor Questionnaire                                                     MOR-5                   Refer to company forms

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                                            Date


---------------------------------------
Signature of Joint Debtor                                                      Date


/s/ Mike Healy
---------------------------------------                                        4/26/2002
Signature of Authorized Individual*                                            Date


Mike Healy
---------------------------------------                                        SVP Finance
Printed Name of Authorized Individual                                          Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                                      FORM MOR
                                                                                                                 (9/99)
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
                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No.  01-10539
EXDS, Inc. (f/k/a Exodus Communications, Inc.)                    Reporting Period: March-2002


                                            MONTHLY OPERATING REPORT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Document    Explanation
REQUIRED DOCUMENTS                                                       Form No.              Attached    Attached
-----------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                  MOR-1                       X
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)         Available upon request
     Copies of bank statements                                                                 Available upon request
     Cash disbursements journals                                                               Available upon request
Statement of Operations                                                  MOR-2                       X
Balance Sheet                                                            MOR-3                       X
Status of Postpetition Taxes                                             MOR-4                       X
    Copies of IRS Form 6123 or payment receipt                                                 Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4                 Given on Balance Sheet
    Listing of aged accounts payable                                                           None
Accounts Receivable Reconciliation and Aging                             MOR-5                 None
Debtor Questionnaire                                                     MOR-5                       X


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
EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                 Reporting Period:     March-2002
                                                                                                     Form: Mor 1

                                                      STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        current reporting      Cumulative filing
                                                                                              month                 to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Gain (Loss)                                                                         72,650,634        (2,512,173,329)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                                             83,308,837
        Non cash, merger, restructuring and asset impairment charges                         1,326,979         2,513,227,576
        Non cash reorganization charges                                                    (80,377,431)         (241,685,427)  (2)
        Provision of Bad Debt                                                                   78,138               735,376
        Impairment loss on private investments                                                                    12,564,518
        Non cash intercompany charges                                                          377,596           (14,929,848)
        Remeasurement (gain) loss on Euro denominated senior notes                           4,094,977           (11,042,668)
        Amortization of deferred stock compensation                                                                  543,714
        Loss on equity method investments                                                                          4,234,449
    Changes in operating assets and liabilities
        Accounts receivable                                                                   (111,653)          116,050,072
        Prepaid expenses and other current assets                                              186,529            17,258,077
        Accounts payable                                                                    (2,891,479)            9,688,793
        Accrued expenses                                                                   (14,859,809)          (21,810,223)
        Accrued interest payable
                                                                               ----------------------------------------------
Net cash used for operating activities                                                     (19,525,519)          (44,030,083)
                                                                               ----------------------------------------------
Cash flows from investing activities
    Capital expenditures                                                                                         (16,029,690)
    Proceeds from sale of assets                                                            40,624,024           480,031,386
    Receipts from (funding of) other subsidiaries entities                                     (90,000)          (25,987,553)  (1)
    Cash Distrubution from non-debtor entities                                               1,739,371            21,306,285
    Decrease (Increase) of restricted cash equivalents and investments                     (26,725,646)          (24,880,491)
    Proceeds from sale of securities                                                                               5,005,228
    Other assets                                                                               514,085            (3,483,819)
                                                                                ----------------------------------------------
Net cash used for investing activities                                                      16,061,834           435,961,346
                                                                               ----------------------------------------------
Cash flows from financing activities
    Proceeds from issuance of common stock. Net                                                                       44,250
    Repayment of debt                                                                       (1,825,300)          (11,034,382)
                                                                               ----------------------------------------------
Net cash provided by financing activities                                                   (1,825,300)          (10,990,132)
                                                                               ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                        (5,288,985)          380,941,131
    Effects of exchange rates on cash and cash equivalents                                                          (706,192)
Cash and cash equivalents at beginning of period                                           463,170,375            77,646,451
                                                                               ----------------------------------------------
 Cash and cash equivalents at end of period                                                 457,881,390           457,881,390
                                                                               ==============================================

-----------------------------------------------------------------------------------------------------------------------------
                            DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
-----------------------------------------------------------------------------------------------------------------------------
                                                                               ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                              34,562,531           427,219,192
                                                                               ==============================================

Note (1): Foreign subsidiary funding is as follows( See attached Schedule)                           -            14,856,545
                                                                               ==============================================

Note (2): The sale of property and settlement and extinguishment of Capital Lease obligations resulted in a gain in the current month.


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
EXDS, Inc. (f/k/a Exodus Communications, Inc.)                               Reporting Period:   March-2002
                                                                                                 Form: Mor 2
                                            STATEMENT OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------
                                                                             current reporting     Cumulative filing
                                                                                  month               to date
----------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                       33,517           231,061,641

Total Cost of Goods Sold                                                         3,686,676           250,629,266

                                                                    ---------------------------------------------
    Gross Margin                                                                (3,653,159)          (19,567,625)

Operating Expenses:
Research & Development                                                              (5,085)            7,270,872
Sales                                                                             (840,549)           34,871,366
Marketing                                                                          (14,945)            3,971,381
G&A                                                                                250,672            95,688,206
Merger, Restructuring & Asset Impairment Charges                                 1,462,619         1,645,117,305
Reorganization Items                                                           (79,536,067)         (125,487,122)
GW Amort & Other Intangibles
                                                                    ---------------------------------------------
  Total Operating Expenses                                                     (78,683,355)        1,661,432,008
                                                                    ---------------------------------------------

    Operating Margin                                                            75,030,196        (1,680,999,633)

Other Expenses / (Income)
Interest Income                                                                   (512,507)           (1,823,203)
Interest Expense                                                                   368,426             4,319,053
Other Income                                                                    (1,572,547)           (5,626,299)
Other Expense                                                                    4,096,190               406,048
Net Loss From Equity Investment                                                                        4,234,448
Intercompany Expense / (Income)                                                                      (20,099,879)
                                                                    ---------------------------------------------
                   Total Other Expenses / (Income)                               2,379,562           (18,589,832)
                                                                    ---------------------------------------------
  Profit / (Loss) before Tax                                                    72,650,634        (1,662,409,801)
  Tax
                                                                    ---------------------------------------------
  Profit / (Loss) after Tax                                                     72,650,634        (1,662,409,801)

  Cumulative Effect on SAB 101
                                                                    ---------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                72,650,634        (1,662,409,801)
                                                                    =============================================


MEMO:
Reorganization expenses included above
Professional Fees                                                                1,565,573            15,296,027
U.S. Trustee Quarterly Fees                                                         11,500                21,500
(Gain) Loss from Sale of Assets and (Gain) from Extinguishment of
   Capital  Lease obligations                                                  (51,516,330)         (212,656,619)  (1) & (2)
Debtor In Possession Loan Commitment fee                                                               4,492,735
Write-off of Foreign Subsidiaries in Liquidation                                 7,336,823            70,472,676
Provision for Lease Rejection Claim Adjustment and settlements                 (36,933,633)           (3,113,441)
Other Reorganization Expenses
                                                                    ---------------------------------------------
                                                                               (79,536,067)         (125,487,122)
                                                                    =============================================

Note (1): The March 2002 financials reflect the sale of property and miscellaneous assets.
Note (2): The settlement and extinguishment of Capital Lease obligations resulted in a gain in the current month.



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

EXDS, Inc. (f/k/a Exodus Communications, Inc.)                  Reporting Period:       March-2002
                                                                                        Form: Mor 3
                                             BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                                                 Book value at end
                                                                     of current              Book value
                                                                  reporting month        September 30, 2001
-----------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                170,819,535         43,706,355
Marketable Securities                                                    287,061,855         33,940,096
Trade A/R, net of allowance for doubtful accounts                            111,653        199,507,415
Intercompany Receivable                                                                     941,616,410
Other Current Assets                                                      12,893,781         72,879,234
                                                                ----------------------------------------
  Total Current Assets                                                   470,886,824      1,291,649,510
                                                                ----------------------------------------

Fixed Assets, Gross                                                       16,828,503      1,736,596,293    (2)
Accumulated Depreciation                                                                   (300,603,830)
                                                                ----------------------------------------
  Property and Equipment, Net                                             16,828,503      1,435,992,463
                                                                ----------------------------------------

Restricted Cash Equivalents and Investments                               38,921,904         28,726,610
LT Prepaids & Deposits                                                     7,172,795         23,123,859
Investments                                                                1,573,138         19,480,710
Other Assets                                                                  23,103        509,368,320
                                                                ----------------------------------------
  Total Other Assets                                                      47,690,940        580,699,499
                                                                ----------------------------------------
    Total Assets                                                         535,406,267      3,308,341,472
                                                                ========================================

Current Liabilities:
Accounts Payable                                                           8,488,304          9,012,257
Intercompany Payables
Deferred Revenue                                                                             32,580,079
Merger & Restructuring Accrual                                             2,383,843          3,821,291
Accrued Expenses Payable                                                  29,758,316         12,573,564
                                                                ----------------------------------------
  Total Current Liabilities                                               40,630,463         57,987,191
                                                                ----------------------------------------

Deferred Rent                                                                 22,878         11,972,654
                                                                ----------------------------------------
  Total Long Term Liabilities                                                 22,878         11,972,654
                                                                ----------------------------------------
    Total Liabilities not Subject to Compromise                           40,653,341         69,959,845
                                                                ----------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable                                         56,516,211         55,980,308
Intercompany Payables                                                      5,220,432                       (1)
Unsecured Debt - Restructure Accrual                                     205,577,040        282,683,202
Unsecured Debt - AP & Accruals                                           171,917,285        204,452,471
Secured Debt - Loans & Leases                                             34,026,756        153,877,723
Senior Notes                                                           1,904,945,000      1,916,320,000
Convertible Debt                                                         992,861,000      1,005,461,000
                                                                ----------------------------------------
Total Liabilities subject to Compromise                                3,371,063,724      3,618,774,704
                                                                ----------------------------------------
    Total Liabilities                                                  3,411,717,065      3,688,734,549
                                                                ----------------------------------------

Shareholders Equity
Capital Stock                                                                585,848            582,588
Additional Paid in Capital                                             3,428,889,546      3,416,248,556
Unrealized Gain/Loss Available                                                (2,878)        (3,075,702)
Exchange Difference                                                                                (245)
Deferred Stock Compensation                                                                    (543,714)
Accumulated Deficit                                                   (6,304,960,314)    (3,792,781,560)
Dividends                                                                   (823,000)          (823,000)
                                                                ----------------------------------------
Total Shareholders Equity                                             (2,876,310,798)      (380,393,077)
                                                                ----------------------------------------
     Total Liabilities & Shareholders Equity                              535,406,267      3,308,341,472
                                                                ========================================

Footnote (1):  See Intercompany Foreign Sub Schedule attached
Footnote (2):  The March 2002 financials reflect the sale of property and miscellaneous assets.

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

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

EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                               Reporting Period:      March-2002
                                                                                                                    Form: Mor 4
                                                   STATUS OF POSTPETITION TAXES
-----------------------------------------------------------------------------------------------------------------------------
                                                   Beginning        Amount                              Ending
                                                      Tax         Withheld or         Amount              Tax          Date
                                                   Liability        Accrued            Paid            Liability       Paid
-----------------------------------------------------------------------------------------------------------------------------
Federal
Income                                                               213,852         213,852                   -        (1)
FICA-Employee                                                         35,401          35,401                   -        (1)
FICA-Employer                                                         35,401          35,401                   -        (1)
Unemployment                                                              85              85                   -
Medicare/ disability                                                  27,184          27,184                   -        (1)
Other                                                                                                          -
                                                  ---------------------------------------------------------------
   Total Federal Taxes                                               311,923         311,923
                                                  ---------------------------------------------------------------

State and Local
Income                                                                45,043          45,043                   -        (1)
Sales                                                  704,447       (24,391)                            680,056        (2)
Excise                                                                                                         -
Unemployment                                                           2,969           2,969                   -        (1)
Real Property                                                                                                  -
Personal Property                                                                                              -
Other                                                                                                          -        (1)
                                                  ---------------------------------------------------------------
   Total State and Local                               704,447        23,621          48,012             680,056
                                                  ---------------------------------------------------------------

            Total Taxes                                704,447       335,544         359,935             680,056
                                                  ===============================================================

Total Employee Count                                                      56
                                                               ==============


(1) Paid 3/8 $220,735 and 3/22 $139,200
(2) Unpaid balance represents estimated liabilty due to sales tax audits pending

                                                               AGING OF ACCOUNTS PAYABLE

                                       Current        0-30           31-60          61-90            Over 90           Total

Accounts Payable aging                 4,489,761    2,843,266       1,155,277                                         8,488,304
                                     ==============================================================================================


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
                                       EXDS, Inc. (f/k/a Exodus Communications, Inc.)
                                Schedule for Foreign Sub Intercompany Activity-Post Petition
                                                     Oct-01 thru Mar-02
                                                     Case No. 01-10539

                                                                Ex         Ex   GC    EX     GC     EX     GC
                                   EX UK         GC-UK       Germany       NL   NL    FR     FR  Ireland  Ire
                                 -----------------------------------------------------------------------------
Current Month-Mar-02
--------------------
Funding
Intercompany Charges
Payment of Court payble
   Stipulations
Return Of Funds
AR-Receipts received by
   Exds, Inc.                                        (2,823)
Write off Foreign
   subsidiary (Note 2)                           (1,611,543)  (810,121)

                                 -----------------------------------------------------------------------------
Mar 02 Activity                             -    (1,614,366)  (810,121)     -    -       -    -       -    -
                                 =============================================================================


Year to Date- Oct-01 to Mar-02
------------------------------
Funding                             5,821,050     2,960,860    691,680      -    -        -   -       -    -
Intercompany Charges                8,466,014             -  2,122,062      -    -  543,763   -  11,461    -
Payment of Court payble
   Stipulations                     1,209,069             -          -      -    -        -   -       -    -
Return Of Funds                             -             -          -      -    -        -   -       -    -
AR-Receipts received by
   Exds, Inc.                        (643,692)       (2,823)         -      -    -        -   -       -    -
Write off Foreign
   subsidiary (Note 2)                      -    (5,976,843)  (810,121)     -    -        -   -       -    -
                                 -----------------------------------------------------------------------------
Due from (To) Exds, Inc. 3/31/02   14,852,441    (3,018,806) 2,003,621      -    -  543,763   -  11,461    -
                                 =============================================================================


                                    Ex           EX        GC      EX          GOL            EX
                                   Sing         Aus        Aus     HK          Jap          Canada          Total
                                 -------------------------------------------------------------------------------------
Current Month-Mar-02
--------------------
Funding                                                                                                            -
Intercompany Charges                           (20,655)                                                      (20,655)
Payment of Court payble
   Stipulations
Return Of Funds                                                               (1,739,371)                 (1,739,371)
AR-Receipts received by
   Exds, Inc.                                                    (149,830)                                  (152,653)
Write off Foreign
   subsidiary (Note 2)                                                                                    (2,421,664)

                                 -------------------------------------------------------------------------------------
Mar 02 Activity                         -      (20,655)     -    (149,830)    (1,739,371)         -       (4,334,343)
                                 ====================================================================================


Year to Date- Oct-01 to Mar-02
------------------------------
Funding                                 -            -      -     422,768      2,760,186           -      12,656,544
Intercompany Charges               95,642    1,277,267    (31)   (135,085)     3,327,793    3,442,664     19,151,550
Payment of Court payble
   Stipulations                         -            -      -           -       (354,369)          -         854,700
Return Of Funds                         -      (31,604)     -           -     (1,739,371)  (2,449,950)    (4,220,925)
AR-Receipts received by
   Exds, Inc.                           -      (44,337)     -    (149,830)    (1,166,774)    (156,590)    (2,164,046)
Write off Foreign
   subsidiary (Note 2)                  -            -      -           -       (896,373)          -      (7,683,337)
                                 -------------------------------------------------------------------------------------
Due from (To) Exds, Inc. 3/31/02   95,642    1,201,326    (31)    137,853      1,931,092      836,124     18,594,486
                                 ====================================================================================


Note: Included in November 01 funding for Japan and Hong Kong subsidiary was reimbursement of
      Account Receivable receipts collected by Exds, Inc.
Note (2): Write off of Intercompany balances for Foreign subsidiaries that filed for bankruptcy in corresponding country.



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


EXDS, Inc. (f/k/a Exodus Communications, Inc.)                              Reporting Period:        March-02
                                                                                                     Form: Mor 5
                                    ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                              Amount

Total Gross Accounts Receivable at the beginning of the reporting period                                      78,138
Net amounts billed during the period
Amounts collected during the period
Gross Receivables Sold to Cable & Wireless
Amounts written off                                                                                          (78,138)
                                                                                                 --------------------
Total Gross Accounts Receivable at the end of the reporting period                                                 -
                                                                                                 --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                 --------------------
Total Gross Accounts Receivable                                                                                    -
                                                                                                 --------------------
Plus: Unbilled Revenue                                                                                       111,653
Less reserves                                                                                                      -
                                                                                                 --------------------
Accounts Receivable (Net)                                                                                    111,653
                                                                                                 ====================


                                                DEBTOR QUESTIONNAIRE

Must be completed each month                                                            Yes              No
1.  Have any assets been sold or transferred outside the normal course of business       X
    this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession                      X
    account this reporting period?  If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation  X below.
4.  Are workers compensation, general liability and other necessary insurance            X
    coverage's in effect?  If no, provide an explanation below.


Note (1) : March 31, 2002 includes the sales of property and miscellaneous equipment.



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

                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No.  01-10542
EXDS (AISI), Inc. (f/k/a American Information Systems, Inc.)      Reporting Period:  March-2002


                                            MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------
                                                                                             Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.              Attached      Attached
----------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                MOR-2              Non Trading entity
Balance Sheet                                                          MOR-3              Only Shell remains
Status of Postpetition Taxes                                           MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                   MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                           MOR-5              None
Debtor Questionnaire                                                   MOR-5              None





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

                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No.  01-10541
EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)                       Reporting Period:  March-2002


                                            MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------
                                                                                             Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.              Attached      Attached
----------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)      Available upon request
     Copies of bank statements                                                            Available upon request
     Cash disbursements journals                                                          Available upon request
Statement of Operations                                                MOR-2                    X
Balance Sheet                                                          MOR-3                    X
Status of Postpetition Taxes                                           MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                            Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                   MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                            X
Accounts Receivable Reconciliation and Aging                           MOR-5                    X
Debtor Questionnaire                                                   MOR-5                    X



        EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)                                   Reporting Period:      March-2002
                                                                                                             Form: Mor 1

                                                            STATEMENT OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 current reporting month   Cumulative filing to date
-----------------------------------------------------------------------------------------------------------------------------------

        Cash flows from operating activities

           Net Gain (Loss)                                                                           135,783              (558,770)
           Adjustments to reconcile net loss to net cash used for operating activities:                  998
              Depreciation and amortization                                                                                 54,631
              Non cash, merger, restructuring and asset impairment charges
              Non cash intercompany charges                                                         (128,850)             (344,947)
              Remeasurement (gain) loss on Euro denominated senior notes
              Provision of Bad Debt                                                                   21,488               368,004
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable                                                                     21,550              (243,065)
              Prepaid expenses and other current assets                                                                     54,569
              Accounts payable                                                                         8,236                35,057
              Accrued expenses                                                                        (8,482)             (339,662)
              Accrued interest payable
                                                                                      ---------------------------------------------
        Net cash used for operating activities                                                        50,723              (974,183)
                                                                                      ---------------------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities                                     90,000             1,067,841
           Increase of restricted cash equivalents and investments
           Other assets                                                                                                     25,679
                                                                                      ---------------------------------------------
        Net cash used for investing activities                                                        90,000             1,093,520
                                                                                      ---------------------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                                      ---------------------------------------------
        Net cash provided by financing activities                                                          -                     -
                                                                                      ---------------------------------------------

        Net increase (decrease) in cash and cash equivalents                                         140,723               119,337
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period                                              30,203                50,591
                                                                                      ---------------------------------------------
        Cash and cash equivalents at end of period                                                   170,926               169,928
                                                                                      =============================================


                 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees                               101,496             1,372,453
                                                                                      =============================================


EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)                           Reporting Period:              March-2002
                                                                                                     Form: Mor 2
                                               STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                                                                      current reporting month  Cumulative filing to date
------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                          114,295                 261,646

Total Cost of Goods Sold                                                                     -                 562,259

                                                                      -------------------------------------------------
    Gross Margin                                                                       114,295                (300,613)

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                                                            125,198
Merger, Restructuring & Asset Impairment Charges
Reorganization Items                                                                                           100,377
GW Amort & Other Intangibles
                                                                      -------------------------------------------------
  Total Operating Expenses                                                                   -                 225,575
                                                                      -------------------------------------------------

    Operating Margin                                                                   114,295                (526,188)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense                                                                          (21,488)                 32,582
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                      -------------------------------------------------
                    Total Other Expenses / (Income)                                    (21,488)                 32,582
                                                                      -------------------------------------------------

  Profit / (Loss) before Tax                                                           135,783                (558,770)
  Tax

                                                                      -------------------------------------------------
  Profit / (Loss) after Tax                                                            135,783                (558,770)

  Cumulative Effect on SAB 101

                                                                      -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                       135,783                (558,770)
                                                                      =================================================


MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees                                                                                      4,000
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim                                                                             60,000
Other Reorganization Expenses                                                                                   36,377
                                                                      -------------------------------------------------
                                                                                             -                 100,377
                                                                      =================================================


EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)                           Reporting Period:             March-2002
                                                                                                    Form: Mor 3
                                                    BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------
                                                                      Book value at end of             Book value
                                                                    current reporting month        September 30, 2001
----------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                             170,926                  50,591
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                     861,377                 986,316
Other Current Assets                                                                                           54,569
                                                                      ------------------------------------------------
  Total Current Assets                                                              1,032,303               1,091,476
                                                                      ------------------------------------------------

Fixed Assets, Gross                                                                 1,380,335               1,380,335
Accumulated Depreciation                                                           (1,340,737)             (1,285,108)
                                                                      ------------------------------------------------
  Property and Equipment, Net                                                          39,598                  95,227
                                                                      ------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits                                                                  6,957                  32,636
Investments
Other Assets
                                                                      ------------------------------------------------
  Total Other Assets                                                                    6,957                  32,636
                                                                      ------------------------------------------------
    Total Assets                                                                    1,078,858               1,219,339
                                                                      ================================================

Current Liabilities:
Accounts Payable                                                                       37,842                   9,520
Intercompany Payables                                                                 722,894
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                              147,544                 547,206
                                                                      ------------------------------------------------
  Total Current Liabilities                                                           908,280                 556,726
                                                                      ------------------------------------------------

Deferred Rent
                                                                      ------------------------------------------------
  Total Long Term Liabilities                                                               -                       -
                                                                      ------------------------------------------------
    Total Liabilities not Subject to Compromise                                       908,280                 556,726
                                                                      ------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual                                                   87,499                  27,499
Unsecured Debt - AP & Accruals                                                         10,135                   3,400
Unsecured Debt - Intercompany Payables                                              1,687,562               1,687,562
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                      ------------------------------------------------
Total Liabilities subject to Compromise                                             1,785,196               1,718,461
                                                                      ------------------------------------------------
    Total Liabilities                                                               2,693,476               2,275,187
                                                                      ------------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                            781,073                 781,073
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                                (2,395,691)             (1,836,921)
Dividends
                                                                      ------------------------------------------------
Total Shareholders Equity                                                          (1,614,618)             (1,055,848)
                                                                      ------------------------------------------------
    Total Liabilities & Shareholders Equity                                         1,078,858               1,219,339
                                                                      ================================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)                                                 Reporting Period:      March-2002
                                                                                                                   Form: Mor 4
                                                  STATUS OF POSTPETITION TAXES
--------------------------------------------------------------------------------------------------------------------------
                                                  Beginning      Amount                           Ending
                                                     Tax       Withheld or      Amount              Tax               Date
                                                  Liability      Accrued         Paid            Liability            Paid
--------------------------------------------------------------------------------------------------------------------------
Federal
Income                                                               12,148          12,148                   -        (1)
FICA-Employee                                                         4,938           4,938                   -        (1)
FICA-Employer                                                         4,938           4,938                   -        (1)
Unemployment                                                              0               0                   -
Medicare/ disability                                                  2,309           2,309                   -        (1)
Other                                                                                                         -
                                                 ---------------------------------------------------------------
   Total Federal Taxes                                               24,333          24,333                   -
                                                 ---------------------------------------------------------------

State and Local
Income                                                                4,209           4,209                   -        (1)
Sales                                                                                                         -
Excise                                                                                                        -
Unemployment                                                            555             555                   -
Real Property                                                                                                 -
Personal Property                                                                                             -
Other                                                                                                         -
                                                 ---------------------------------------------------------------
   Total State and Local                                              4,764           4,764                   -
                                                 ---------------------------------------------------------------

            Total Taxes                                              29,097          29,097                   -
                                                 ===============================================================

Total Employee Count                                                      8
                                                              ==============


(1) Paid 3/8 $11,460, 3/22 $17,637


                                                                AGING OF ACCOUNTS PAYABLE

                                      Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging                 16,791        8,777        10,853            -               1,421            37,842
                                    ==============================================================================================


EXDS (ASI), Inc. (f/k/a Arca Systems, Inc.)                                 Reporting Period:    March-02
                                                                                                 Form: Mor 5
                                            ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
-----------------------------------------------------------------------------------------------------------------------------
        Accounts Receivable Reconciliation                                                              Amount
-----------------------------------------------------------------------------------------------------------------------------
        Total Accounts Receivable at the beginning of the reporting period                                           977,731
        Net amounts billed during the period                                                                         275,646
        Amounts collected during the period                                                                         (154,327)
        Amount of returned check
                                                                                                         --------------------
        Total Accounts Receivable at the end of the reporting period                                               1,099,050
                                                                                                         --------------------

        Accounts Receivable Aging                                                                       Amount
        0 - 30 days old                                                                                              317,036
        31 - 60 days old                                                                                              25,380
        61 - 90 days old                                                                                              97,615
        91+ days old                                                                                                 659,019
                                                                                                         --------------------
        Total Accounts Receivable                                                                                  1,099,050
                                                                                                         --------------------
        Less reserves                                                                                               (622,522)
        Plus unbilled work                                                                                           384,849
                                                                                                         --------------------
        Accounts Receivable (Net)                                                                                    861,377
                                                                                                         ====================

                                                        DEBTOR QUESTIONNAIRE

        Must be completed each month                                                                 Yes       No
        1.  Have any assets been sold or transferred outside the normal course of business                     X
             this reporting period?  If yes, provide an explanation below.
        2.  Have any funds been disbursed from any account other than a debtor in possession  (1)     X
             account this reporting period?  If yes, provide an explanation below.
        3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation       X
             below.
        4.  Are workers compensation, general liability and other necessary insurance                 X
             coverages in effect?  If no, provide an explanation below.

        (1) Funded via intercompany account



                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                        Case No.  01-10544
EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)           Reporting Period:  March-2002


                                            MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------
                                                                                         Document     Explanation
REQUIRED DOCUMENTS                                                       Form No.        Attached      Attached
----------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                  MOR-1                   X
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)     Available upon request
     Copies of bank statements                                                             Available upon request
     Cash disbursements journals                                                           Available upon request
Statement of Operations                                                  MOR-2                   X
Balance Sheet                                                            MOR-3                   X
Status of Postpetition Taxes                                             MOR-4                   X
    Copies of IRS Form 6123 or payment receipt                                             Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4             Given on Balance Sheet
    Listing of aged accounts payable                                                       None
Accounts Receivable Reconciliation and Aging                             MOR-5             None
Debtor Questionnaire                                                     MOR-5                   X



EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)                 Reporting Period:    March-2002
                                                                                                   Form: Mor 1

                                                    STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------------------------------------------------------
                                                                              current reporting month  Cumulative filing to date
--------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

   Net Gain (Loss)                                                                                 -            (5,090,875)
   Adjustments to reconcile net loss to net cash used for operating activities:
      Depreciation and amortization
      Non cash, merger, restructuring and asset impairment charges
      Non cash intercompany charges-Payroll charges                                            5,357                (5,669)
      Remeasurement (gain) loss on Euro denominated senior notes
      Amortization of deferred stock compensation
      Loss on equity method investments
   Changes in operating assets and liabilities
      Accounts receivable
      Prepaid expenses and other current assets                                                                      4,900
      Accounts payable
      Accrued expenses                                                                                          (1,863,998)
      Accrued interest payable
                                                                              ---------------------------------------------
Net cash used for operating activities                                                         5,357            (6,955,642)
                                                                              ---------------------------------------------

Cash flows from investing activities
   Capital expenditures
   Receipts from (funding of) other subsidiaries entities                                                        6,790,851
   Increase of restricted cash equivalents and investments
   Other assets
                                                                              ---------------------------------------------
Net cash used for investing activities                                                             -             6,790,851
                                                                              ---------------------------------------------

Cash flows from financing activities
   Proceeds from issuance of common stock. Net
                                                                              ---------------------------------------------
Net cash provided by financing activities                                                          -                     -
                                                                              ---------------------------------------------

Net increase (decrease) in cash and cash equivalents                                           5,357              (164,791)
   Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                             (72,582)               97,566
                                                                              ---------------------------------------------
Cash and cash equivalents at end of period                                                   (67,225)              (67,225)
                                                                              =============================================


         DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                              ---------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                     -             6,678,870
                                                                              =============================================


EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)              Reporting Period:     March-2002
                                                                                                 Form: Mor 2
                                                STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
                                                                           current reporting month   Cumulative filing to date
------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                     -                    -

Total Cost of Goods Sold                                                                                       3,119,690

                                                                           ----------------------------------------------
    Gross Margin                                                                                  -           (3,119,690)

Operating Expenses:
Research & Development                                                                                            76,425
Sales                                                                                                             92,279
Marketing                                                                                                         16,955
G&A                                                                                                            1,832,597
Merger, Restructuring & Asset Impairment Charges
Reorganization Items                                                                                              10,000
GW Amort & Other Intangibles
                                                                           ----------------------------------------------
  Total Operating Expenses                                                                        -            2,028,256
                                                                           ----------------------------------------------

    Operating Margin                                                                                          (5,147,946)

Other Expenses / (Income)
Interest Income                                                                                                   (3,986)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                           ----------------------------------------------
                      Total Other Expenses / (Income)                                             -               (3,986)
                                                                           ----------------------------------------------

  Profit / (Loss) before Tax                                                                                  (5,143,960)
  Tax

                                                                           ----------------------------------------------
  Profit / (Loss) after Tax                                                                       -           (5,143,960)

  Cumulative Effect on SAB 101

                                                                           ----------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                                  -           (5,143,960)
                                                                           ==============================================


MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees                                                                                       10,000
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                           ----------------------------------------------
                                                                                                  -               10,000
                                                                           ==============================================


EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)        Reporting Period:          February-2002
                                                                                                Form: Mor 3
                                                  BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------
                                                                     Book value at end of            Book value
                                                                   current reporting month       September 30, 2001
----------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                                   97,566
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivables                                                         36,527,539             44,507,841
Other Current Assets                                                                                         4,901
                                                                     ----------------------------------------------
  Total Current Assets                                                           36,527,539             44,610,308
                                                                     ----------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                     ----------------------------------------------
  Property and Equipment, Net                                                             -                      -
                                                                     ----------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                     ----------------------------------------------
  Total Other Assets                                                                      -                      -
                                                                     ----------------------------------------------
    Total Assets                                                                 36,527,539             44,610,308
                                                                     ==============================================

Current Liabilities:
Cash Overdraft (see note)                                                            67,225                           (1)
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                                                 2,858,676
                                                                     ----------------------------------------------
  Total Current Liabilities                                                          67,225              2,858,676
                                                                     ----------------------------------------------

Deferred Rent
                                                                     ----------------------------------------------
  Total Long Term Liabilities                                                             -                      -
                                                                     ----------------------------------------------
    Total Liabilities not Subject to Compromise                                      67,225              2,858,676
                                                                     ----------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals                                                      125,203                325,646
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                     ----------------------------------------------
Total Liabilities subject to Compromise                                             125,203                325,646
                                                                     ----------------------------------------------
    Total Liabilities                                                               192,428              3,184,322
                                                                     ----------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                      111,438,701            111,438,701
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                             (75,103,590)           (70,012,715)
Dividends
                                                                     ----------------------------------------------
Total Shareholders Equity                                                        36,335,111             41,425,986
                                                                     ----------------------------------------------
    Total Liabilities & Shareholders Equity                                      36,527,539             44,610,308
                                                                     ==============================================

Note:  With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise
Note (1): Cash is draw on a zero balance account and the over withdrawal represents Outstanding payroll checks



EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)                               Reporting Period:     March-2002
                                                                                                                  Form: Mor 4
                                                  STATUS OF POSTPETITION TAXES
--------------------------------------------------------------------------------------------------------------------------
                                                  Beginning      Amount                           Ending
                                                     Tax       Withheld or      Amount              Tax               Date
                                                  Liability      Accrued         Paid            Liability            Paid
--------------------------------------------------------------------------------------------------------------------------
Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                 ---------------------------------------------------------------
   Total Federal Taxes
                                                 ---------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                 ---------------------------------------------------------------
   Total State and Local
                                                 ---------------------------------------------------------------

            Total Taxes
                                                 ===============================================================


Total Employee Count                                                              (1)
                                                              ==============


(1) All Employees were transferred to Exds, Inc. as of 1/1/02

                                                                AGING OF ACCOUNTS PAYABLE

                                      Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging
                                    ==============================================================================================


EXDS (CTSI), Inc. (f/k/a Cohesive Technology Solutions, Inc.)               Reporting Period:        March-02
                                                                                                     Form: Mor 5
                                    ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                              Amount
----------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                 --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                 --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                 --------------------
Total Accounts Receivable
                                                                                                 --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                 --------------------
Accounts Receivable (Net)
                                                                                                 ====================

                                                DEBTOR QUESTIONNAIRE

Must be completed each month                                                                Yes          No
1.  Have any assets been sold or transferred outside the normal course of business                        X
     this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession                      X
     account this reporting period?  If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation      X
     below.
4.  Are workers compensation, general liability and other necessary insurance                X
     coverages in effect?  If no, provide an explanation below.


                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No. 01-10545
EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)                       Reporting Period:  March-2002


                                            MONTHLY OPERATING REPORT
-----------------------------------------------------------------------------------------------------------------------
                                                                                          Document     Explanation
REQUIRED DOCUMENTS                                                        Form No.        Attached     Attached
-----------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                   MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)      Petty cash only
     Copies of bank statements                                                               Bank account closed
     Cash disbursements journals                                                             Bank account closed
Statement of Operations                                                   MOR-2                    X
Balance Sheet                                                             MOR-3                    X
Status of Postpetition Taxes                                              MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                               Available upon request
    Copies of tax returns filed during reporting period                                      Available upon request
Summary of Unpaid Postpetition Debts                                      MOR-4              Intercompany debt
    Listing of aged accounts payable                                                         None
Accounts Receivable Reconciliation and Aging                              MOR-5                    X
Debtor Questionnaire                                                      MOR-5                    X


EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)                                    Reporting Period:       March-2002
                                                                                                       Form: Mor 1

                                                      STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------------------------------------------------------
                                                                             current reporting month   Cumulative filing to date
--------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Loss                                                                                       118          (229,497,788)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                                              3,259,620
        Non cash, merger, restructuring and asset impairment charges                                             224,561,143
        Non cash reorganization charges                                                                            1,579,446
        Non cash intercompany billed revenue and charges                                          (118)                2,535
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable
        Prepaid expenses and other current assets                                                                     94,023
        Accounts payable
        Accrued expenses
        Accrued interest payable
                                                                               ----------------------------------------------
Net cash used for operating activities                                                               -                (1,021)
                                                                               ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                               ----------------------------------------------
Net cash used for investing activities                                                               -                     -
                                                                               ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                               ----------------------------------------------
Net cash provided by financing activities                                                            -                     -
                                                                               ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                                  (1,021)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                                       1,021
                                                                               ----------------------------------------------
Cash and cash equivalents at end of period                                                           -                     -
                                                                               ==============================================


          DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                               ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                       -                     -
                                                                               ==============================================


EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)                                   Reporting Period:        March-2002
                                                                                                       Form: Mor 2
                                                 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
                                                                        current reporting month  Cumulative filing to date
--------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                                       5,355

Total Cost of Goods Sold                                                                                        3,100,191

                                                                        --------------------------------------------------
    Gross Margin                                                                               -               (3,094,836)

Operating Expenses:
Research & Development                                                                                              9,237
Sales                                                                                                              26,264
Marketing                                                                                                             206
G&A                                                                                                               386,619
Merger, Restructuring & Asset Impairment Charges                                                              225,917,311
Reorganization Items                                                                                               85,700
GW Amort & Other Intangibles
                                                                        --------------------------------------------------
  Total Operating Expenses                                                                     -              226,425,337
                                                                        --------------------------------------------------

    Operating Margin                                                                                         (229,520,173)

Other Expenses / (Income)
Interest Income                                                                                                   (22,385)
Interest Expense
Other Income                                                                                (118)
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                        --------------------------------------------------
                     Total Other Expenses / (Income)                                        (118)                 (22,385)
                                                                        --------------------------------------------------

  Profit / (Loss) before Tax                                                                 118             (229,497,788)
  Tax

                                                                        --------------------------------------------------
  Profit / (Loss) after Tax                                                                  118             (229,497,788)

  Cumulative Effect on SAB 101

                                                                        --------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                             118             (229,497,788)
                                                                        ==================================================


MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                                                                    85,700
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                        --------------------------------------------------
                                                                                               -                   85,700
                                                                        ==================================================

EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)                      Reporting Period:      March-2002
                                                                                        Form: Mor 3
                                                BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------
                                                                 Book value at end of               Book value
                                                               current reporting month           September 30, 2001
----------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                                1,021
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable
Other Current Assets                                                            332,379             12,197,587
                                                                 ----------------------------------------------
  Total Current Assets                                                          332,379             12,198,608
                                                                 ----------------------------------------------

Fixed Assets, Gross                                                             200,025            234,642,305
Accumulated Depreciation                                                                           (10,638,185)
                                                                 ----------------------------------------------
  Property and Equipment, Net                                                   200,025            224,004,120
                                                                 ----------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                 ----------------------------------------------
  Total Other Assets                                                                  -                      -
                                                                 ----------------------------------------------
    Total Assets                                                                532,404            236,202,728
                                                                 ==============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                 ----------------------------------------------
  Total Current Liabilities                                                           -                      -
                                                                 ----------------------------------------------

Deferred Rent                                                                                        4,191,110
                                                                 ----------------------------------------------
  Total Long Term Liabilities                                                         -              4,191,110
                                                                 ----------------------------------------------
    Total Liabilities not Subject to Compromise                                       -              4,191,110
                                                                 ----------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Unsecured Debt - Intercompany Payables                                      405,956,458            407,490,897
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                 ----------------------------------------------
Total Liabilities subject to Compromise                                     405,956,458            407,490,897
                                                                 ----------------------------------------------
    Total Liabilities                                                       405,956,458            411,682,007
                                                                 ----------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital
Unrealized Gain/Loss Available                                                 (512,892)               (65,905)
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                        (404,911,162)          (175,413,374)
Dividends
                                                                 ----------------------------------------------
Total Shareholders Equity                                                  (405,424,054)          (175,479,279)
                                                                 ----------------------------------------------
    Total Liabilities & Shareholders Equity                                     532,404            236,202,728
                                                                 ==============================================


Note:  With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)                                               Reporting Period:   March-02
                                                                                                              Form: Mor 4
                                                 STATUS OF POSTPETITION TAXES
--------------------------------------------------------------------------------------------------------------------------
                                                  Beginning      Amount                           Ending
                                                     Tax       Withheld or      Amount              Tax              Date
                                                  Liability      Accrued         Paid            Liability           Paid
--------------------------------------------------------------------------------------------------------------------------
Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                 ---------------------------------------------------------------
   Total Federal Taxes
                                                 ---------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                 ---------------------------------------------------------------
   Total State and Local
                                                 ---------------------------------------------------------------

            Total Taxes
                                                 ===============================================================


Note: Pay through Exodus, Inc


                                                                AGING OF ACCOUNTS PAYABLE

                                      Current        0-30         31-60          61-90            Over 90            Total

Accounts Payable aging
                                    ============================================================================================


EXDS (GCI), Inc. (f/k/a GlobalCenter, Inc.)                                 Reporting Period:        March-02
                                                                                                     Form: Mor 5
                                    ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                              Amount
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                 --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                 --------------------

Accounts Receivable Aging                                                                       Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                 --------------------
Total Accounts Receivable
                                                                                                 --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                 --------------------
Accounts Receivable (Net)
                                                                                                 ====================

                                                DEBTOR QUESTIONNAIRE

Must be completed each month                                                              Yes            No
1.  Have any assets been sold or transferred outside the normal course of business                        X
     this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession                      X
     account this reporting period?  If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
     below.
4.  Are workers compensation, general liability and other necessary insurance              X
     coverages in effect?  If no, provide an explanation below.



                                              UNITED STATES BANKRUPTCY COURT
                                                   DISTRICT OF DELAWARE


                                                                         Case No. 01-10546
EXDS (GCHC), Inc. (f/k/a GlobalCenter Holding, Co.)                      Reporting Period:    March-2002


                                                 MONTHLY OPERATING REPORT
-------------------------------------------------------------------------------------------------------------------------
                                                                                              Document     Explanation
REQUIRED DOCUMENTS                                                       Form No.             Attached     Attached
-------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                  MOR-1                Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)        None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                  MOR-2                Non Trading entity
Balance Sheet                                                            MOR-3                Only Shell remains
Status of Postpetition Taxes                                             MOR-4                None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4                None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                             MOR-5                None
Debtor Questionnaire                                                     MOR-5                None


                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No.  01-10548
EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)                            Reporting Period:  March-2002


                                            MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------
                                                                                        Document     Explanation
REQUIRED DOCUMENTS                                                      Form No.        Attached      Attached
----------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                 MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)      No operational bank account
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                 MOR-2                    X
Balance Sheet                                                           MOR-3                    X
Status of Postpetition Taxes                                            MOR-4              No employees
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                    MOR-4              Intercompany debt
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                            MOR-5                    X
Debtor Questionnaire                                                    MOR-5                    X



EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)                                         Reporting Period:     March-2002
                                                                                                     Form: Mor 1

                                                      STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                               current reporting month  Cumulative filing to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Loss                                                                                    10,000            (3,803,502)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization
        Non cash, merger, restructuring and asset impairment charges                                               3,699,593
        Non cash intercompany charges
        Remeasurement (gain) loss on Euro denominated senior notes
        Provision of Bad Debt                                                                  (10,000)              103,536
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable                                                                                           16,600
        Prepaid expenses and other current assets
        Accounts payable
        Accrued expenses
        Accrued interest payable
                                                                               ----------------------------------------------
Net cash used for operating activities                                                               -                16,227
                                                                               ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                                          (455,707)
    Increase of restricted cash equivalents and investments
    Other assets
                                                                               ----------------------------------------------
Net cash used for investing activities                                                               -              (455,707)
                                                                               ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                               ----------------------------------------------
Net cash provided by financing activities                                                            -                     -
                                                                               ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                                (439,480)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                                     439,480
                                                                               ----------------------------------------------
Cash and cash equivalents at end of period                                                           -                     -
                                                                               ==============================================


          DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                               ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                       -               484,930
                                                                               ==============================================


EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)                       Reporting Period:        March-2002            Reporting Period:
                                                                                      Form: Mor 2             October-2001 to
                                       STATEMENT OF OPERATIONS                                                 February-2002
---------------------------------------------------------------------------------------------------------------------------------
                                                               current reporting        Cumulative filing      Prior reporting
                                                                     month                   to date             month to date
---------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                      50                         50

Total Cost of Goods Sold

                                                             -----------------------------------------      ---------------------
    Gross Margin                                                                -                  50                         50

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                       (10,000)            103,959                    113,959
Merger, Restructuring & Asset Impairment Charges                                            3,699,593                  3,699,593
Reorganization Items
GW Amort & Other Intangibles
                                                             -----------------------------------------      ---------------------
  Total Operating Expenses                                                (10,000)          3,803,552                  3,813,552
                                                             -----------------------------------------      ---------------------

    Operating Margin                                                       10,000          (3,803,502)                (3,813,502)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                             -----------------------------------------      ---------------------
               Total Other Expenses / (Income)                                  -                   -
                                                             -----------------------------------------      ---------------------

  Profit / (Loss) before Tax                                               10,000          (3,803,502)                (3,813,502)
  Tax

                                                             -----------------------------------------      ---------------------
  Profit / (Loss) after Tax                                                10,000          (3,803,502)                (3,813,502)

  Cumulative Effect on SAB 101

                                                             -----------------------------------------      ---------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                           10,000          (3,803,502)                (3,813,502)
                                                             =========================================      =====================


MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                             -----------------------------------------      ---------------------
                                                                                -                   -
                                                             =========================================      =====================


EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)                                Reporting Period:             March-2002
                                                                                                   Form: Mor 3
                                                   BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------
                                                                      Book value at end of            Book value
                                                                    current reporting month         September 30,2001
----------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                               439,480
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                                       170,136
Intercompany Receivable                                                           50,000              5,587,192
Other Current Assets
                                                                      -----------------------------------------------
  Total Current Assets                                                            50,000              6,196,808
                                                                      -----------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                      -----------------------------------------------
  Property and Equipment, Net                                                          -                      -
                                                                      -----------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                      -----------------------------------------------
  Total Other Assets                                                                   -                      -
                                                                      -----------------------------------------------
    Total Assets                                                                  50,000              6,196,808
                                                                      ===============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                      -----------------------------------------------
  Total Current Liabilities                                                            -                      -
                                                                      -----------------------------------------------

Deferred Rent
                                                                      -----------------------------------------------
  Total Long Term Liabilities                                                          -                      -
                                                                      -----------------------------------------------
    Total Liabilities not Subject to Compromise                                        -                      -
                                                                      -----------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                      -----------------------------------------------
Total Liabilities subject to Compromise                                                -                      -
                                                                      -----------------------------------------------
    Total Liabilities                                                                  -                      -
                                                                      -----------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                                            2,343,306
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                               50,000              3,853,502
Dividends
                                                                      -----------------------------------------------
Total Shareholders Equity                                                         50,000              6,196,808
                                                                      -----------------------------------------------
    Total Liabilities & Shareholders Equity                                       50,000              6,196,808
                                                                      ===============================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


EXDS (KLI), Inc. (f/k/a KeyLabs, Inc.)                                       Reporting Period:         March-2002
                                                                                                       Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
----------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                              79,522
Net amounts billed during the period
Amounts collected during the period                                                                            (10,000)
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period                                                    69,522
                                                                                                   --------------------

Accounts Receivable Aging                                                                         Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old                                                                                                    69,522
                                                                                                   --------------------
Total Accounts Receivable                                                                                       69,522
                                                                                                   --------------------
Less reserves                                                                                                  (69,522)
Plus unbilled work
                                                                                                   --------------------
Accounts Receivable (Net)                                                                                            -
                                                                                                   ====================

                                                 DEBTOR QUESTIONNAIRE

Must be completed each month                                                              Yes          No
1.  Have any assets been sold or transferred outside the normal course of business                      X
     this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession                    X
     account this reporting period?  If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
     below.
4.  Are workers compensation, general liability and other necessary insurance              X
     coverages in effect?  If no, provide an explanation below.



                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No. 01-10549
Planet, Inc.,                                                     Reporting Period:  March-2002


                                            MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------
                                                                                          Document     Explanation
REQUIRED DOCUMENTS                                                      Form No.          Attached      Attached
----------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                 MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                 MOR-2              Non Trading entity
Balance Sheet                                                           MOR-3              Only Shell remains
Status of Postpetition Taxes                                            MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                    MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                            MOR-5              None
Debtor Questionnaire                                                    MOR-5              None



                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No. 01-10551
EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)                    Reporting Period:  March-2002


                                            MONTHLY OPERATING REPORT
----------------------------------------------------------------------------------------------------------------------
                                                                                        Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.         Attached      Attached
----------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)      No bank account
     Copies of bank statements                                                            Available upon request
     Cash disbursements journals                                                          Available upon request
Statement of Operations                                                MOR-2                    X
Balance Sheet                                                          MOR-3                    X
Status of Postpetition Taxes                                           MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                            Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                   MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                            X
Accounts Receivable Reconciliation and Aging                           MOR-5                    X
Debtor Questionnaire                                                   MOR-5                    X



EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)                                 Reporting Period:       March-2002
                                                                                                       Form: Mor 1

                                                      STATEMENT OF CASH FLOWS
----------------------------------------------------------------------------------------------------------------------------------
                                                                               current reporting month   Cumulative filing to date
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

    Net Loss                                                                                         -            (3,286,214)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                                                445,105
        Non cash, merger, restructuring and asset impairment charges                                               1,167,607
        Non cash reorganization charges
        Non cash intercompany charges                                                                              1,626,503
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable
        Prepaid expenses and other current assets
        Accounts payable
        Accrued expenses                                                                                               3,258
        Accrued interest payable
                                                                               ----------------------------------------------
Net cash used for operating activities                                                               -               (43,741)
                                                                               ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Proceeds from sales of fixed assets                                                                               43,741
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                               ----------------------------------------------
Net cash used for investing activities                                                               -                43,741
                                                                               ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net                                                      -
                                                                               ----------------------------------------------
Net cash provided by financing activities                                                            -                     -
                                                                               ----------------------------------------------

Net increase (decrease) in cash and cash equivalents
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period
                                                                               ----------------------------------------------
Cash and cash equivalents at end of period                                                           -                     -
                                                                               ==============================================


          DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                               ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                                             -
                                                                               ==============================================


EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)                          Reporting Period:              March-2002
                                                                                                       Form: Mor 2
                                                STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
                                                                        current reporting month  Cumulative filing to date
--------------------------------------------------------------------------------------------------------------------------
Total Revenue

Total Cost of Goods Sold                                                                                          10,443

                                                                        -------------------------------------------------
    Gross Margin                                                                               -                 (10,443)

Operating Expenses:
Research & Development                                                                                            13,146
Sales                                                                                                              4,016
Marketing                                                                                                          4,969
G&A                                                                                                              412,532
Merger, Restructuring & Asset Impairment Charges                                                               2,841,379
Reorganization Items                                                                                                (270)
GW Amort & Other Intangibles
                                                                        -------------------------------------------------
  Total Operating Expenses                                                                     -               3,275,772
                                                                        -------------------------------------------------

    Operating Margin                                                                           -              (3,286,215)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                        -------------------------------------------------
                     Total Other Expenses / (Income)                                           -
                                                                        -------------------------------------------------

  Profit / (Loss) before Tax                                                                   -              (3,286,215)
  Tax

                                                                        -------------------------------------------------
  Profit / (Loss) after Tax                                                                    -              (3,286,215)

  Cumulative Effect on SAB 101

                                                                        -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                               -              (3,286,215)
                                                                        =================================================


MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                                                                     (270)
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                        -------------------------------------------------
                                                                                               -                    (270)
                                                                        =================================================


EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)                     Reporting Period:           March-2002
                                                                                               Form: Mor 3
                                                 BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------
                                                                   Book value at end of           Book value
                                                                  current reporting month      September 30, 2001
----------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable                                                                               1,626,503
Other Current Assets
                                                                   ---------------------------------------------
  Total Current Assets                                                                  -             1,626,503
                                                                   ---------------------------------------------

Fixed Assets, Gross                                                                                   5,743,676
Accumulated Depreciation                                                                             (4,087,222)
                                                                   ---------------------------------------------
  Property and Equipment, Net                                                           -             1,656,454
                                                                   ---------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                   ---------------------------------------------
  Total Other Assets                                                                    -
                                                                   ---------------------------------------------
    Total Assets                                                                        -             3,282,957
                                                                   =============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                            3,259
                                                                   ---------------------------------------------
  Total Current Liabilities                                                         3,259
                                                                   ---------------------------------------------

Deferred Rent
                                                                   ---------------------------------------------
  Total Long Term Liabilities                                                           -
                                                                   ---------------------------------------------
    Total Liabilities not Subject to Compromise                                     3,259
                                                                   ---------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                   ---------------------------------------------
Total Liabilities subject to Compromise                                                 -
                                                                   ---------------------------------------------
    Total Liabilities                                                               3,259
                                                                   ---------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                     19,148,477            19,148,477
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                           (19,151,736)          (15,865,520)
Dividends
                                                                   ---------------------------------------------
Total Shareholders Equity                                                          (3,259)            3,282,957
                                                                   ---------------------------------------------
    Total Liabilities & Shareholders Equity                                             -             3,282,957
                                                                   =============================================

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise.


EXDS (SMI), Inc. (f/k/a Service Metrics, Inc.)                               Reporting Period:         March-2002
                                                                                                       Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
----------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------

Accounts Receivable Aging                                                                         Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   --------------------
Total Accounts Receivable
                                                                                                   --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   --------------------
Accounts Receivable (Net)
                                                                                                   ====================

                                                 DEBTOR QUESTIONNAIRE

Must be completed each month                                                                 Yes          No
1.  Have any assets been sold or transferred outside the normal course of business            X
     this reporting period?  If yes, provide an explanation below. (1)
2.  Have any funds been disbursed from any account other than a debtor in possession                       X
     account this reporting period?  If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation       X
     below.
4.  Are workers compensation, general liability and other necessary insurance                 X
     coverages in effect?  If no, provide an explanation below.

Note (1) : Substantially all of the assets were sold to Digital Island, Inc., a subsidiary of Cable & Wireless, plc.
